Exhibit 10.1

NOTE EXTENSON AGREEMENT

THIS NOTE EXTENSION AGREEMENT (this "Agreement") is entered into as of January 31, 2011, by and among China SLP Filtration Technology, Inc. (formerly known as Perpetual Technologies,  Inc.),  a Delaware corporation (the "Company"), Hong Hui Investment Holdings, Inc., a British Virgin islands company (the “BVI Company”), the owner of all of the outstanding equity interests of Technic International Limited, a Hong Kong company (“Technic”), the owner of all of the outstanding equity interests of Foshan SLP Special Materials Company (“Foshan”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and the purchasers set forth on Schedule 1 hereof (collectively, the "Purchasers" and each a "Purchaser").

RECITALS:

WHEREAS, on February 12, 2010, the Company, the BVI Company, Technic, Foshan and each of the Purchasers entered into a Note Purchase Agreement (the “Note Purchase  Agreement”)  pursuant to which  the Purchasers purchased secured convertible promissory notes in the aggregate principal amount of $4,140,000 (the “Notes”);

WHEREAS, the principal balance, together with accrued and unpaid interest, on each of the Notes was originally due and payable on February 12, 2011; and

WHEREAS, the Company has requested and the Purchasers are willing to extend the maturity date of the Notes, upon the terms and subject to the provisions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Terms used herein which are defined in the Note Purchase Agreement shall have the same meanings when used herein unless otherwise provided herein.

2.         Each of the Notes is hereby amended to extend the Maturity Date thereof from February 12, 2011 to June 30, 2011

3.         The interest shall accrue and be payable quarterly in arrears on the last Business Day of each fiscal quarter while the Notes are outstanding and on the earlier of (i) the Maturity Date and (ii) the conversion of the Notes.

4.         The Company shall attach an executed copy of this Agreement to each original Note and all references hereafter to each Note shall be as amended hereby.

5.         No right of any Purchaser with respect to the loans evidenced by the Notes and the Note Purchase Agreement or any right in any Transaction Document is or will be in any manner, released, destroyed, diminished or otherwise adversely affected by this Agreement, except as expressly provided herein.

6.         The Company understands and agrees that the remaining provisions of the Note shall remain in full force and effect without any changes or modification except as expressly stated herein.

7.         The provisions set forth herein are limited precisely as written and shall not be deemed to, except as expressly set forth herein (a) be a consent to, or waiver or modification of, any other term or condition of any of the Transaction Documents, or (b) prejudice any right or rights which the Purchasers may now have or may have in the future under or in connection with the Transaction Documents or any of the other documents referred to therein. In the event of a conflict between this Agreement and any of Transaction Documents, the terms of this Agreement shall be controlling.  The representations and warranties made in each Transaction Document are true and correct in all material respects on and as of the date of this Agreement.

8.         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

CHINA SLP FILTRATION TECHNOLOGY, INC.

By: /s/ Jie Li
Name: Jie Li
Title: Chief Executive Officer

HONG HUI HOLDINGS LIMITED

By: /s/ Jie Li
Name: Jie Li
Title: Director

TECHNIC INTERNATIONAL LIMITED

By: /s/ Wawai Law
Name: Wawai Law
Title: Chairman

FOSHAN SLP SPECIAL MATERIALS COMPANY

By: /s/ Jie Li
Name: Jie Li
Title: Legal Representative

PURCHASERS:

/s/ Purchaser
Name of Purchaser

/s/ Purchaser
Signature of Purchaser